EXHIBIT 24 -- POWERS OF ATTORNEY

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, John Belknap, appoints Robert E. Swanson and Martin V. Quinn, and each of them, as his true and lawful attorneys-in-fact with full power to act and do all things necessary, advisable or appropriate, in their discretion, to execute on his behalf as an Independent Trustee of Ridgewood Electric Power Trust I, of Ridgewood Electric Power Trust IV and of The Ridgeood Power Growth Fund, the Annual Reports on Form 10-K for the year ended December 31, 1999 for each of the above-named trusts, and all amendments or documents relating thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 2000, at Fort Lauderdale, Florida.

                                                /s/John Belknap
                                                     John Belknap

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POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Richard Propper, M.D., appoints Robert E. Swanson and Martin V. Quinn, and each of them, as his true and lawful attorneys-in-fact with full power to act and do all things necessary, advisable or appropriate, in their discretion, to execute on his behalf as an Independent Trustee of Ridgewood Electric Power Trust I, of Ridgewood Electric Power Trust IV and of The Ridgeood Power Growth Fund, the Annual Reports on Form 10-K for the year ended December 31, 1999 for each of the above-named trusts, and all amendments or documents relating thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 2000, at Fort Lauderdale, Florida.

                                                 /s/Richard Propper, M.D.
                                                     Richard Propper, M.D.
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POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Seymour Robin, appoints Robert E. Swanson and Martin V. Quinn, and each of them, as his true and lawful attorneys-in-fact with full power to act and do all things necessary, advisable or appropriate, in their discretion, to execute on his behalf as an Independent Trustee of Ridgewood Electric Power Trust I, of Ridgewood Electric Power Trust IV and of The Ridgeood Power Growth Fund, the Annual Reports on Form 10-K for the year ended December 31, 1999 for each of the above-named trusts, and all amendments or documents relating thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 2000, at Fort Lauderdale, Florida.

                                                 /s/Seymour Robin
                                                     Seymour Robin